Loan Receivable	6 Months Ended
Jun. 30, 2026
Loan Receivable [Abstract]
Loan receivable
7.	Loan receivable

On October 15, 2025, the Company provided an unsecured loan of $2,000,000 to a third party, Hong Kong Xinda Mining Resources Investment Holding Group Limited, to support the borrower’s general working capital needs.  The loan originally bore interest at 0.25% per month and was repayable by June 14, 2026. Pursuant to a supplementary agreement executed on June 15, 2026, the loan’s maturity date was extended to April 14, 2027, and the interest rate was amended to 0.3% per month. On January 15, 2026, the borrower repaid $200,000, which consisted of $140,000 in principal repayment, $40,000 for interest accrued up to January 14, 2026, and $20,000 in compensation interest. The outstanding loan receivable was $1,860,000 and $2,000,000 as of June 30, 2026 and December 31, 2025, respectively.

The Company evaluates the loan receivable for expected credit losses in accordance with the CECL model under ASC 326. In evaluating the collectability of the loan receivable, management considered the contractual terms of the loan, including the revised maturity date and interest rate, the borrower’s payment history, subsequent collections, and other available information relevant to the collectability of the outstanding balance. Based on management’s assessment, no allowance for credit losses was recorded as of June 30, 2026.